SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004
                                                         -----------------


                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       United States                    0-23817                   23-2900888
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             301 Second Avenue
                           Warren, Pennsylvania                     16365
               (Address of principal executive office)            (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements of Business Acquired:  Not applicable

         (b)      Pro Forma Financial Information:   Not applicable

         (c)      Exhibits:
                  99.1     Press release dated January 22, 2004.



Item 12.          Results of Operation and Financial Condition
                  --------------------------------------------

                  On January 22, 2004, Northwest Bancorp, Inc. announced financial results for its second fiscal quarter, December 31, 2003. A copy of the press release announcing the Company's results is attached hereto as Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  January 23, 2004                  By:  /s/ William W. Harvey, Jr.
       -----------------------------          ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                                Chief Financial Officer